UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 14, 2020

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its annual meeting of shareholders (the “Annual Meeting”) on September 14, 2020. There were 96,279,152 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of 90,359,813 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

(b)    The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

John D. Buck, Alex N. Blanco, Jody H. Feragen, Robert C. Frenzel, Francis J. Malecha, Ellen A. Rudnick, Neil A. Schrimsher and Mark S. Walchirk were elected directors of the Company to have terms expiring in 2021, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
John D. Buck	79,768,914	1,900,846	1,028,676	7,661,377
Alex N. Blanco	80,358,577	2,230,277	109,582	7,661,377
Jody H. Feragen	81,714,618	873,129	110,689	7,661,377
Robert C. Frenzel	80,711,107	1,879,983	107,346	7,661,377
Francis J. Malecha	79,948,684	2,641,816	107,936	7,661,377
Ellen A. Rudnick	78,995,771	3,595,645	107,020	7,661,377
Neil A. Schrimsher	80,157,105	2,396,041	145,290	7,661,377
Mark S. Walchirk	80,919,735	781,862	996,839	7,661,377

Proposal No. 2 : Advisory Vote on Executive Compensation

The advisory proposal concerning the Company’s executive compensation program was approved. The results of the non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
68,156,379	11,627,216	2,914,841	7,661,377

Proposal No. 3: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 24, 2021 was approved. The results of the vote were as follows:

For	Against	Abstain
88,411,736	1,851,647	96,430

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 16, 2020	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary